Financial result	12 Months Ended
Dec. 31, 2025
Financial result
Financial result

10. Financial result

The following table summarizes the financial result, consisting of fair value adjustments and net currency exchange differences, other financial income and other financial expenses for the years ended December 31, 2025, 2024 and 2023.

	Year ended December 31,
	2025	2024	2023

	(Euro, in thousands)
Fair value adjustments and net currency exchange differences:
Net unrealized currency exchange gain/loss (-)	€(45,484)	€22,727	€(20,544)
Net realized currency exchange gain/loss (-)	474	(678)	(1,118)
Fair value re-measurement of warrants	—	4	18
Fair value gain/loss (-) on financial assets held at fair value	1,175	—	(390)
Gain from settlement of hedging instrument	22,745	—	—
Fair value gain/loss (-) on current financial investments	(18,266)	73,742	38,286
Total fair value adjustments and net currency exchange differences	(39,356)	95,795	16,252

Other financial income:
Interest income	46,339	89,378	79,290
Discounting effect of non-current R&D incentives receivables	1,648	1,132	617
Discounting effect of other non-current liabilities	—	395	318
Other finance income	64	223	24
Total other financial income	48,051	91,128	80,249

Other financial expenses:
Interest expenses	(1,034)	(911)	(1,770)
Discounting effect of other non-current liabilities	(1,183)	—	—
Other finance charges	(646)	(759)	(843)
Total other financial expense	(2,863)	(1,670)	(2,613)

Total net financial result	€5,832	€185,253	€93,888

The net currency unrealized exchange loss of €45.5 million in 2025 primarily related to €44.8 million of unrealized exchange loss on cash and cash equivalents and current financial investments at amortized cost held in U.S. dollars, as compared to an unrealized net exchange gain in 2024 of €22.2 million on cash and cash equivalents and current financial investments at amortized cost held in U.S. dollar (as compared to an unrealized net exchange loss in 2023 of €20.4 million). We have cash, cash equivalents and current financial investments held in U.S. dollars, which could generate foreign currency exchange gain or loss in our financial results in accordance with the fluctuation of the EUR/U.S. dollar exchange rate as our functional currency is EUR.

The fair value loss on the current financial investments in 2025 reflects the exchange differences on the money market funds, the interest on these money market funds and the positive effect of the re-measurement at fair value of our money market funds on December 31, 2025. These re-measurement gains were mainly the result of the positive returns on the EUR denominated money market funds.

Interest income was related to interests on treasury bills, term deposits and notice accounts. Interest income decreased due to decreased interest rates and a shift from investments in term deposits generating financial income to investments in money market funds generating fair value changes. Fair value gains and interest income derived from cash, cash equivalents and financial investments excluding any currency exchange results amounted to €103.0 million in 2025 (compared to €140.4 million in 2024 and €125.2 million in 2023).

Interest expenses were mainly related to interests on leases of buildings and cars and to interests related to defined benefit obligations.

Other financial income for 2024 and 2023 (other financial expenses for 2025) also comprise the discounting effect of other non-current liabilities as milestones payables related to the acquisition of subsidiaries.